EXHIBIT 10.26

AMENDED EQUIPMENT LEASE AGREEMENT

By and Between

Activar Properties, Inc.  dba Pinkerton Agency  (Lessor)

and

MagStar Technologies,  Inc.   (Lessee)

WITNESSETH:

                For and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

                1.)            Master Lease  –  Lessor hereby agrees to lease to Lessee, for  use at  410 11th Avenue South, Hopkins, MN, and Lessee hereby agrees to lease from Lessor the equipment described in Exhibit A to be hereinafter attached and made a part hereof.  This Master Lease shall be treated and for all purposes deemed to be a separate individual written lease.

                2.)            Term  –  The term of this Lease shall commence on January 1, 2003, and shall end on the last day following the expiration of the number of months designated in the attached Exhibit B as the lease term for the equipment leased.

                3.)            Lease Payments  –  As payment for the rental of said equipment and for the rendition of certain other services by Lessor as hereafter described, Lessee shall pay a monthly charge as designated in the attached Exhibit B.  The first rental payment shall be due on the first day of January, 2003, and all subsequent payments shall be made on the first day of each month thereafter.

                4.)            Repairs  –  Lessee, at its own cost and expense, shall keep the equipment in good repair, condition, and good working order and shall furnish any and all parts, mechanisms, and devices required to keep the equipment in good working order.  In making such repairs, Lessee shall use only parts approved by the manufacturer or by the Lessor.

                5.)            Insurance  –  Lessee, at its expense, shall keep said equipment insured, for the term of this Lease and any renewals or extensions thereof.

                6.)            Indemnity  –  Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities including reasonable attorneys’ fees, arising out of, connected with, or resulting from the equipment.  Each party agrees that it will give the other prompt notice of the assertion of any such claim or institution of any such action, suit or proceeding.

                7.)            Default  –  If Lessee fails to pay any rent or other amount herein provided when the same shall become due and payable, or if Lessee fails to observe, keep or perform any other provisions of this Lease required to be observed, kept, or performed by Lessee, or if any execution or other writ or process shall be issued in any action or proceeding against Lessee, whereby the equipment may be taken or distrained, Lessor shall have the right to exercise any one or more of the following remedies:

                (01)         To sue for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to the Lease.

                (02)         To take possession of the equipment without demand or notice, wherever the same shall be located, without any court order or other process of law.  Lessee hereby waives any and all damage occasioned by such taking of possession.

                                Any said taking or possession shall not constitute a termination of this Lease unless Lessor expressly so notifies Lessee in writing.

                (03)         To terminate this Lease.

                (04)         To pursue any other remedy at law or in equity.

Notwithstanding any said repossession or any other action which Lessor may take, Lessee shall be and remain liable for the full performance of all obligations on its part to be performed under this Lease; provided, however, that if Lessor is able to obtain any monies for said equipment from the re-rental or sale thereof, said monies, less expenses, shall be credited to the last payments of Lessee’s obligation.

                8.)            Bankruptcy  –  Neither this Lease nor any interest therein is assignable or transferable by operation of law.  If any proceeding under the Bankruptcy Act, as amended, is commenced by or against Lessee, or if Lessee is adjudged insolvent, or if Lessee makes any assignment for the benefit of his creditors, or if a writ of attachment or execution is levied on the equipment and is not released or satisfied within ten (10) days thereafter, or if a receiver  is appointed in any proceeding or action to which Lessee is a party with authority to take possession or control of the subject property, Lessor shall have and may exercise any one or more of the remedies set forth in Paragraph 7 hereof; and this Lease shall, at the option of Lessor without notice, immediately terminate and shall not be treated as an asset of Lessee after the exercise of said option.

                9.)            Concurrent Remedies  –  No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein or by law or in equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by status or otherwise, and may be enforced concurrently therewith or from time to time.

                10.)          Assignment  –  The title for the equipment remains with the Lessor.  Without prior written consent of Lessor, Lessee shall not:

                (01)         Assign, transfer, pledge or hypothecate this Lease, the equipment or any part thereof, or any interest therein; or

                (02)         Sublet or lend the equipment or any part thereof, or permit the equipment or any part thereof to be used by anyone other than Lessee or Lessee’s employee(s).

Consent to any of the foregoing prohibited acts applied only in the given instance, and is not a consent to any subsequent like acts by Lessee or any other person.  Subject always to the foregoing, this Lease insures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

                11.)          Non-Waiver  –  No covenant or condition of this Lease can be waived except by the written consent of Lessor.  Forbearance of indulgence by Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee to which the same may apply, and, until complete performance by Lessee of said covenant or condition, Lessor shall be entitled to invoke any remedy available to Lessor under this Lease or by law or in equity despite said forbearance or indulgence.

                12.)          Notices  –  Service of all notices under this Agreement shall be sufficient if given personally or mailed by registered mail to the party involved at its respective address.  Any such notice mailed to the party’s address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

                13.)          Lease Extension/Purchase Option  –  Provided that Lessee is not in default, Lessee shall have the right at the expiration of the term of this Lease to extend the Lease on a month-to-month basis or purchase the equipment.  Such equipment may be purchased on an As-In-Where-Is basis, for the “fair market value”.  Lessee shall give Lessor written notice sixty (60) days prior to the end of the original Lease term of its election to exercise the purchase option or extend the Lease on a month-to-month basis.  “Fair market value” shall be such amount as is mutually agreed upon by Lessor and Lessee; provided, however, that a fair market value can be established by or referral to an outside third party source.  If parties are unable to agree upon a fair market value of the equipment within thirty (30) days after receipt by Lessor of the notice of Lessee’s election to exercise the purchase option, the following arbitration procedures shall apply:

                                                Each party within thirty-five (35) days after receipt by Lessor of the notice of Lessee’s election to exercise the purchase option shall elect an arbitrator and the two arbitrators so chosen shall choose a third by notice in writing delivered to all parties.  The three arbitrators so chosen shall, within ten (10) days after selection of the third arbitrator, determine the fair market value and deliver such determination in writing to each party, which determination shall be final and binding upon all the parties to this Agreement.

                14.)          Claims  –  Lessor appoints and constitutes Lessee as its agent and attorney-in-fact during the term of this Lease to assert and enforce at the sold cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the equipment against any vendors, dealers, manufacturer’s suppliers or contractors in respect thereof.

                15.)          Entire Agreement  –  This instrument and the attached exhibit or exhibits constitutes the entire agreement between Lessor and Lessee; and it shall not be amended, altered or changed except by written agreement signed by the parties hereto.

                IN WITNESS WHEREOF,  the parties have executed these presents to be effective as of this 30th day of December, 2002.

ACTIVAR PROPERTIES, INC. dba PINKERTON AGENCY

By	/s/	Richard F. McNamara
Richard F. McNamara, CEO

MAGSTAR TECHNOLOGIES, INC.

By	/s/	James L. Reissner
James L. Reissner, CEO

EXHIBIT  A

EQUIPMENT

All machines listed below in Exhibit C, One hundred new computer workstations, including equipment and peripherals, installation, cabling, software, and training connected therewith;  and a 1992 Ford Cargo Van lease buyout, per attached recap.

EXHIBIT  B

                                Total amount of equipment lease is $2,738,742.00

Term of lease is sixty (60) months, with monthly payments of 45,645.70 per attached amortization schedule.

EXHIBIT  C

Okuma LU15 4 Axis	CNC TURNING CENTERS
Okuma LU15 4 Axis	CNC TURNING CENTERS
Okuma LC20 4 Axis	CNC TURNING CENTERS
Okuma LC20 4 Axis	CNC TURNING CENTERS
Okuma LC20 4 Axis	CNC TURNING CENTERS
Okuma LC20 4 Axis	CNC TURNING CENTERS
Warner Swasey WSC6	CNC TURNING CENTERS
Hardinge Conquest 42 Slant Bed Chuckers	CNC TURNING CENTERS
Hardinge Conquest 42 Slant Bed Chuckers	CNC TURNING CENTERS
Hardinge CHNC 2+	CNC TURNING CENTERS
Hardinge CHNC 2+	CNC TURNING CENTERS
Hardinge CHNC 2+	CNC TURNING CENTERS
Hardinge CHNC 2+	CNC TURNING CENTERS
Hardinge GT with Bar Feeders	CNC TURNING CENTERS
Hardinge GT with Bar Feeders	CNC TURNING CENTERS
Mori-Seiki ZL15SMC Twin Spindle/	CNC TURNING CENTERS
Twin Turret and Live Tooling	CNC TURNING CENTERS
Daewoo Puma 200	CNC TURNING CENTERS
Daewoo Puma 200	CNC TURNING CENTERS
Daewoo Puma 200	CNC TURNING CENTERS
Tsugami BS-32II Swiss Automatic	CNC TURNING CENTERS
Daewoo Lynx 200	CNC TURNING CENTERS
Daewoo Lynx 200	CNC TURNING CENTERS
Dong Yang 18” Lathes	OTHER TURNING EQUIPMENT
Dong Yang 18” Lathes	OTHER TURNING EQUIPMENT
Dong Yang 18” Lathes	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Chuckers	OTHER TURNING EQUIPMENT
Hardinge Hand Screw Machines	OTHER TURNING EQUIPMENT
Hardinge Hand Screw Machines	OTHER TURNING EQUIPMENT
Hardinge Speed Lathes	OTHER TURNING EQUIPMENT
Hardinge Speed Lathes	OTHER TURNING EQUIPMENT
Hardinge Speed Lathes	OTHER TURNING EQUIPMENT
2AC Warner & Swasey Turning Machines	OTHER TURNING EQUIPMENT
Single Spindle Various Type Drills	DRILLING AND TAPPING EQUIPMENT
Single Spindle Various Type Drills	DRILLING AND TAPPING EQUIPMENT
Single Spindle Various Type Drills	DRILLING AND TAPPING EQUIPMENT
Single Spindle Various Type Drills	DRILLING AND TAPPING EQUIPMENT
Single Spindle Various Type Drills	DRILLING AND TAPPING EQUIPMENT
Single Spindle Various Type Drills	DRILLING AND TAPPING EQUIPMENT
Elox Tap and Drill Removal Machine	DRILLING AND TAPPING EQUIPMENT
Cordax #1808M MEA CMM	INSPECTION AND TEST EQUIPMENT
Cordax #1000 CMM	INSPECTION AND TEST EQUIPMENT
Brown & Sharpe Validator CMM	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT

Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Electronic Indicators	INSPECTION AND TEST EQUIPMENT
Shenck Micro Balancers	INSPECTION AND TEST EQUIPMENT
Shenck Micro Balancers	INSPECTION AND TEST EQUIPMENT
Shenck Micro Balancers	INSPECTION AND TEST EQUIPMENT
Jones and Lamson Optical Comparitor	INSPECTION AND TEST EQUIPMENT
Starrett 16” Optical Projector	INSPECTION AND TEST EQUIPMENT
Pratt & Whitney Super Micrometer	INSPECTION AND TEST EQUIPMENT
Various Surface Plates	INSPECTION AND TEST EQUIPMENT
ADE Electronic Test Stands	INSPECTION AND TEST EQUIPMENT
ADE Electronic Test Stands	INSPECTION AND TEST EQUIPMENT
ADE Electronic Test Stands	INSPECTION AND TEST EQUIPMENT
Rockwell Hardness Testers	INSPECTION AND TEST EQUIPMENT
Rockwell Hardness Testers	INSPECTION AND TEST EQUIPMENT
Brinell Hardness Tester	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Pla-Chex Height Gauges 6” – 18”	INSPECTION AND TEST EQUIPMENT
Oscilloscopes	INSPECTION AND TEST EQUIPMENT
Oscilloscopes	INSPECTION AND TEST EQUIPMENT
Pratt & Whitney Visual Gauges	INSPECTION AND TEST EQUIPMENT
Pratt & Whitney Visual Gauges	INSPECTION AND TEST EQUIPMENT
Bendex Profilometers	INSPECTION AND TEST EQUIPMENT
Bendex Profilometers	INSPECTION AND TEST EQUIPMENT
Bendex Profilometers	INSPECTION AND TEST EQUIPMENT
Surfcom 120A Profilometer	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Electronic Air Columns	INSPECTION AND TEST EQUIPMENT
Brown & Sharpe 24” Tesa-Hite	INSPECTION AND TEST EQUIPMENT
Greenerd 15-Ton Hydraulic Presses	ASSEMBLY EQUIPMENT
Greenerd 15-Ton Hydraulic Presses	ASSEMBLY EQUIPMENT
Hanifin 15-Ton Hydraulic Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT

Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Arbor Presses	ASSEMBLY EQUIPMENT
Hydraulic Straightening Press	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
Air-Mite Air Presses	ASSEMBLY EQUIPMENT
EFD Dispensers	ASSEMBLY EQUIPMENT
EFD Dispensers	ASSEMBLY EQUIPMENT
EFD Dispensers	ASSEMBLY EQUIPMENT
Clean Room Ovens	ASSEMBLY EQUIPMENT
Clean Room Ovens	ASSEMBLY EQUIPMENT
Matsuura #760V Twin Head Mach Center	CNC MACHINING CENTERS
Matsuura #760V Twin Head Mach Centers	CNC MACHINING CENTERS
Matsuura #760V Twin Head Mach Centers	CNC MACHINING CENTERS
Matsuura #760V Twin Head Mach Centers	CNC MACHINING CENTERS
Matsuura #760V Twin Head Mach Centers	CNC MACHINING CENTERS
Hardinge VMC 700 Machine Centers	CNC MACHINING CENTERS
Hardinge VMC 700 Machine Centers	CNC MACHINING CENTERS
Daewoo DMV400 Machine Center	CNC MACHINING CENTERS
Leblond Makino A55 Horizontal Mach. Ctr. (1) Plus Model	CNC MACHINING CENTERS
Leblond Makino A55 Horizontal Mach. Ctr. (1) Plus Model	CNC MACHINING CENTERS
Yang SMV600 Vertical Machining Centers	CNC MACHINING CENTERS
Yang SMV600 Vertical Machining Centers	CNC MACHINING CENTERS
Daewoo DMV 500	CNC MACHINING CENTERS
Acer Ultima	CNC MACHINING CENTERS
Hardinge Indexing Head	OTHER MILLING EQUIPMENT
Haas Indexing Heads	OTHER MILLING EQUIPMENT
Haas Indexing Heads	OTHER MILLING EQUIPMENT
Haas Indexing Heads	OTHER MILLING EQUIPMENT
Haas Indexing Heads	OTHER MILLING EQUIPMENT
Haas Indexing Heads	OTHER MILLING EQUIPMENT
Haas Indexing Heads	OTHER MILLING EQUIPMENT
Yuasa Indexing Head	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT
Bridgeport Vertical Mills	OTHER MILLING EQUIPMENT

Cincinnati Vertical Mills	OTHER MILLING EQUIPMENT
Cincinnati Vertical Mills	OTHER MILLING EQUIPMENT
Cincinnati Vertical Mills	OTHER MILLING EQUIPMENT
Cincinnati Vertical Mills	OTHER MILLING EQUIPMENT
Partner 5 CNC Mill	OTHER MILLING EQUIPMENT
Landis Universal Ext. Grinder 10” x 20”	GRINDING AND HONING EQUIPMENT
Landis Universal Ext. Grinder 10” x 20”	GRINDING AND HONING EQUIPMENT
Landis Universal Ext. Grinder 10” x 20”	GRINDING AND HONING EQUIPMENT
Landis Universal Ext. Grinder 10” x 20”	GRINDING AND HONING EQUIPMENT
Cincinnati Centerless Grinder # 2	GRINDING AND HONING EQUIPMENT
DoAll Surface Grinder 10” x 30”	GRINDING AND HONING EQUIPMENT
Sunnen Hone Machine	GRINDING AND HONING EQUIPMENT
Cincinnati Tool and Cutter Grinder	GRINDING AND HONING EQUIPMENT
Monosette Tool and Cutter Grinder	GRINDING AND HONING EQUIPMENT
Ex-Cell-O Center Lapping Machine	GRINDING AND HONING EQUIPMENT
18C Blanchard 47” Grinder	GRINDING AND HONING EQUIPMENT
Magnetic Instrumentation 7500/900-6I	MAGNETIZING EQUIPMENT
A-Z Industries Capacitor Discharge	MAGNETIZING EQUIPMENT
A-Z Industries Capacitor Discharge	MAGNETIZING EQUIPMENT
Kent Surf Grinder 15” x 30”	MAGNET GRINDERS AND SLICERS
Kent Surf Grinder 12” x 22”	MAGNET GRINDERS AND SLICERS
Myford OD Grinder 5” X 12”	MAGNET GRINDERS AND SLICERS
Cincinnati Centerless Grinder #1	MAGNET GRINDERS AND SLICERS
Heald ID Grinder	MAGNET GRINDERS AND SLICERS
Alnico Magnet Slicer	MAGNET GRINDERS AND SLICERS
Radco Diamond Slicers	MAGNET GRINDERS AND SLICERS
Radco Diamond Slicers	MAGNET GRINDERS AND SLICERS
Ceramic Diamond Slicer	MAGNET GRINDERS AND SLICERS
Moore Jig Bores #2	BORING EQUIPMENT
Moore Jig Bores #2	BORING EQUIPMENT
Amada HA250 Band Saws	SAWING EQUIPMENT
Amada HA250 Band Saws	SAWING EQUIPMENT